Exhibit 99.2

Supplemental Operating and Financial Data December 31, 2012 (Unaudited) Assisted Living Property - Chatham, NJ (92 units) Operated by Juniper Communities, LLC

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions and Loan Originations 6-7 Development Activity 8-12 Real Estate Portfolio Summary 13 Real Estate Portfolio Metrics 14-15 Real Estate Portfolio Diversification 16-19 Top Ten Operators - Owned Portfolio 20 Extendicare Inc. and Assisted Living Concepts, Inc. 21 Market Capitalization 22 Lease & Mortgage Loan Receivable Maturity 23 Debt Maturity 24 Financial Data Summary 25-26 Consolidated Statements of Income 27 Consolidated Balance Sheets 28 Funds from Operations 29-30 Glossary 31-33

Company Information

Company

Founded in 1992, LTC Properties, Inc. is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties operated by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC Properties, Inc., visit the Company's website at www.LTCProperties.com.

Board of Directors

Andre Dimitriadis
Executive Chairman

Wendy Simpson

Edmund King

Timothy Triche, MD

Boyd Hendrickson
Lead Director

Devra Shapiro

Management

Andre Dimitriadis
Executive Chairman

Wendy Simpson
Chief Executive Officer and President

Pam Kessler
Executive Vice President and Chief Financial Officer

Clint Malin
Executive Vice President and Chief Investment Officer

Andy Stokes
Senior Vice President, Marketing & Strategic Planning

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

CORPORATE
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4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sandler O'Neill + Partners, L.P. Karin Ford Mike Carroll James Milam Sidoti & Company, LLC Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Peter Sicher Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under “Risk Factors” and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 25, 28, and 29 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions and Loan Originations

(dollar amounts in thousands)

ACQUISITIONS

DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	PURCHASE PRICE	ANNUAL GAAP REVENUE	GAAP LEASE YIELD
2/28/11	2	ROC	118 beds/93 units	SC	Prestige Healthcare	1965-2001	$ 11,450	$ 1,158	10.1%
3/9/11	4	SNF	524 beds	TX	Meridian Senior Properties	2007-2008	45,000 (1)	4,722	10.5% (1)
8/1/11	1	SNF	140 beds	TX	Senior Care Centers	2008	10,000	1,058	10.5%
10/11/11	1	SNF	196 beds	TX	Fundamental	2005	15,500	1,881	11.0% (2)
10/11/11	1	UDP (3)	120 beds	TX	Under Development Property	2012-2013 (3)	844	-	- (3)
11/1/11	1	SNF	156 beds	CA	Traditions Management	1990	17,500	1,814	10.3%
Total 2011	10		1,254 beds/93 units				100,294		
3/23/12	1	SNF	144 beds	TX	Senior Care Centers	2002	18,600	$ 1,988	10.7%
5/14/12	1	UDP (3)	60 units	CO	Under Development Property	2012-2013 (3)	1,882	-	- (3)
7/2/12	1	SNF	90 beds	TX	Senior Care Centers	2011	6,500	701	10.7%
7/31/12	2	SNF	288 beds	OH	Carespring Health Care Mgt	2009-2010	54,000	5,426	10.1%
10/23/12	1	UDP (3)	77 units	KS	Under Development Property	2012-2013 (3)	730	-	- (3)
12/20/12	5	ALF/MC	266 units	CO/NJ	Juniper Management, LLC	1999-2002	81,988	6,665	8.1%
12/27/12	1	UDP (3)	81 units	TX	Under Development Property	2013 (3)	1,000	-	- (3)
12/28/12	1	UDP (3)	143 beds	KY	Under Development Property	2013 (3)	2,050	-	- (3)
Total 2012	13		665 beds/484 units				166,750		
Total	23		1,919 beds/577 units				$ 267,044		

(1) GAAP yield assumes a total purchase price of $45,000 which includes $41,000 of cash paid at closing and $4,000 earn-out paid in 2011.
(2) This property was added to a master lease. The GAAP yield represents the yield on the master lease and includes $8,250 construction funding as noted in (3) below.
(3) See page 8 for Development Activity.

LOAN ORIGINATIONS

DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/UNITS	LOCATION	BORROWER	OPERATOR	AMOUNT FUNDED	ANNUAL REVENUE	INTEREST RATE
11/15/12	1	SNF	106 beds	WI	Hartford Healthcare	Fundamental	$ 2,619	$ 240	9.2%
12/20/12	1	ALF	70 units	PA	Cordia Commons at Meadville	Juniper	5,100	362	7.1%
Total 2012	2		106 beds / 70 units				$ 7,719	$ 602	

REAL ESTATE PORTFOLIO

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7 REAL ESTATE PORTFOLIO Memory Care Property - Williamstown, NJ (36 units) Operated by Juniper Communities, LLC Assisted Living Property - Williamstown, NJ (38 units) Operated by Juniper Communities, LLC Memory Care Property - Aurora, CO (48 units) Operated by Juniper Communities, LLC Memory Care Property - Louisville, CO (52 units) Operated by Juniper Communities, LLC Acquisitions and Loan Originations

8 Development Activity REAL ESTATE PORTFOLIO (dollar amounts in thousands) (1) Includes land and excludes capitalized interest on our open commitment. (2) Estimated completion date is 4Q13. Interest on the loan is paid monthly in arrears. (3) Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown. Property # of Projects Property Type # Units/Beds Development 5/14/12 Littleton, CO 1 MC 3Q13 9.25% 60 units 9,817 $ 5,535 $ 5,535 $ 4,282 $ 10/23/12 Wichita, KS 1 ALF/MC 4Q13 9.25% 77 units 10,585 1,594 1,594 8,991 12/27/12 Frisco, TX 1 ALF/MC 3Q14 9.25% 81 units 5,800 1,047 1,047 4,753 12/28/12 Coldspring, KY 1 SNF 1Q15 8.50% 143 beds 23,500 4,768 4,768 18,732 4 218 units / 143 beds 49,702 $ 12,944 $ 12,944 $ 36,758 $ Re-development 10/11/11 Amarillo, TX 1 SNF 3Q13 9.00% 120 beds 9,094 $ 2,676 $ 3,569 $ 5,525 $ Renovation Emerald/South Park 7/31/12 Sacramento, CA 1 SNF 3Q14 9.00% 121 beds 1,700 - - 1,700 4/1/12 Roswell, NM 1 SNF 4Q13 9.00% 118 beds 990 449 449 541 4/1/12 Alamagordo, NM 1 SNF 4Q13 9.00% 117 beds 710 319 319 391 3 356 beds 3,400 $ 768 $ 768 $ 2,632 $ Expansion 8/1/12 Arvada, CO 1 ALF/MC 4Q14 7.75% (3) 23 units 6,600 $ - $ - $ 6,600 $ 8/1/12 Ft. Collins, CO 1 ALF/MC 4Q14 7.75% (3) 41 units 8,000 - - 8,000 2 64 units 14,600 $ - $ - $ 14,600 $ Mortgage Construction Loan 11/15/12 Slinger, WI 1 SNF N/A (2) 9.00% (3) 106 beds 10,600 $ 2,619 $ 2,619 $ 7,981 $ Total 11 282 units 725 beds 87,396 $ 19,007 $ 19,900 $ 67,496 $ Commitment Date Estimated Rent Inception Date Approximate Cash Lease Yield Investment Commitment (1) 2012 Funding (1) Remaining Commitment (1) Total Funded to Date (1)

9 REAL ESTATE PORTFOLIO Rendering Development in Littleton, CO 60-unit memory care property To be operated by Anthem Memory Care Development Activity

10 REAL ESTATE PORTFOLIO Development Activity Re-development in Amarillo, TX 120-bed skilled nursing property To be operated by an entity within the Fundamental family of companies

11 REAL ESTATE PORTFOLIO Development Activity Development in Wichita, KS 77-unit assisted living and memory care property To be operated by Oxford Development Holdings, LLC Rendering

12 REAL ESTATE PORTFOLIO Development Activity Mortgage and Construction Loan in Slinger, Wisconsin 106-bed skilled nursing property To be operated by an entity within the Fundamental family of companies Artist’s Rendition

13 Real Estate Portfolio Summary REAL ESTATE PORTFOLIO (dollar amounts in thousands) Skilled Nursing Property - Dayton, OH (144 beds) Operated by Carespring Health Care Management, LLC Real Estate Portfolio Snapshot Skilled Nursing Property - Cincinnati, OH (144 beds) Operated by Carespring Health Care Management, LLC Type of Property Gross Investments % of Investments Rental Income Interest Income % of Revenues # of Properties SNF Beds ALF Units Skilled Nursing $ 463,319 49.3% $ 44,823 $ 2,870 51.2% 88 10,072 - $46.00 Assisted Living 392,157 41.7% 34,182 2,284 39.2% 104 - 4,713 $83.21 Range of Care 55,732 5.9% 6,996 342 7.9% 11 913 392 $42.71 Under Development 16,642 1.8% - - - - - - Schools 12,326 1.3% 1,572 - 1.7% 2 - - Total $ 940,176 100.0% $ 87,573 $5,496 100.0% 205 10,985 5,105 For the Year Ended December 31, 2012 Investment per Bed/Unit

14 “Same Property Portfolio” Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO “Same Property Portfolio” Quality Mix Owned Properties 3Q12 2Q12 3Q12 2Q12 3Q12 2Q12 Assisted Living (2) 77.8% 77.7% 1.30 1.34 1.53 1.57 Assisted Living (3) 86.6% 86.4% 1.41 1.40 1.67 1.66 Skilled Nursing 78.7% 78.5% 1.83 1.83 2.52 2.52 Range of Care 86.8% 86.5% 1.42 1.41 1.88 1.87 (1) (2) (3) Includes properties leased to Assisted Living Concepts, Inc. Excludes properties leased to Assisted Living Concepts, Inc. Occupancy EBITDAR Coverage EBITDARM Coverage Information is for the trailing twelve months through September 30, 2012 and June 30, 2012 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Owned Properties Payor Source (1) For the Nine Months Ended September 30, 2012 Private Pay 59.7% Medicare 13.6% Medicaid 26.7% (1) Quality mix for our skilled nursing portfolio, for the period presented, is 25.4% Private Pay, 24.8% Medicare, and 49.8% Medicaid.

Real Estate Portfolio Metrics

Historical Portfolio Snapshot [1]

The Centers for Medicare & Medicaid Services ("CMS") annually updates Medicare skilled nursing facility prospective payment system rates and other policies. In 4Q2010 CMS implemented the Resource Utilization Groups, version four ("RUG-IV") patient classification system. Although the implementation of RUG-IV was intended to be budget-neutral, according to CMS, this change in case-mix classification methodology resulted in a significant increase in Medicare expenditures, in part because the proportion of patients grouped in the highest-paying RUG therapy categories greatly exceeded CMS expectations. In July 2011, CMS issued its final rule updating skilled nursing facility rates for fiscal year 2012, which began in 4Q2011. The final rule included a recalibration of the case-mix indexes that form RUG-IV and reduced average aggregate Medicare reimbursement to skilled nursing facilities by 11.1%. The following table represents a snapshot of our historical portfolio of stabilized skilled nursing properties in 3Q2010 (prior to the implementation of RUG-IV) through 3Q2012 on a same property basis to illustrate the trend in the lease coverage as RUG-IV is implemented (4Q2010) and Medicare rates were subsequently cut (4Q2011).

RUG-IV	Period [2]	EBITDAR Coverage	EBITDARM Coverage
No RUG-IV	3Q2012	1.95	2.69
1Q RUG-IV	2Q2012	1.96	2.71
2Q RUG-IV	1Q2012	2.01	2.76
3Q RUG-IV	4Q2011	2.16	2.93
4Q RUG-IV	3Q2011	2.27	3.04
3Q RUG-IV	2Q2011	2.20	2.98
2Q RUG-IV	1Q2011	2.16	2.94
1Q RUG-IV	4Q2010	2.02	2.79
No RUG-IV	3Q2010	1.89	2.64

(1) Data from property level operator financial statements which are unaudited and have not been independently verified by us.
(2) Coverage is based on the trailing twelve months for each period presented.

REAL ESTATE PORTFOLIO

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LTC owns or holds mortgages on 205 properties and five parcels of land under development in 29 states Approximately 79% of the Company’s total gross investment is located in 10 states LTC’s largest concentration is in Texas which has approximately 25% of the Company’s total gross investment 16 RI Skilled Nursing Properties (Total: 88) Assisted Living Properties (Total: 104) 5 NV WY MI IL AR LA KY WV ME ND NY 33 2 1 2 3 5 1 8 3 2 2 2 2 2 6 20 3 5 4 10 11 4 4 2 6 1 4 3 8 7 4 3 3 8 1 1 Schools (Total: 2) Range of Care Properties (Total: 11) 1 1 1 2 2 1 2 1 1 1 WA OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO VT NH MA CT DE MD Under Development Properties (Total: 5) 2 1 1 1 1 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO

17 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Property and Asset Type Diversification - Owned and Loan Portfolio Includes Rental income and interest income from mortgage loans Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing 88 $ 463,319 49.3% $ 47,693 51.2% Real Property 900,095 $ 95.7% Assisted Living 104 392,157 41.7% 36,466 39.2% Loans Receivable 40,081 4.3% Range of Care 11 55,732 5.9% 7,338 7.9% Total 940,176 $ 100.0% Under Development - 16,642 1.8% - - Schools 2 12,326 1.3% 1,572 1.7% Total 205 $ 940,176 100.0% $ 93,069 100.0% Properties Revenue (1) For the Year Ended December 31, 2012 # of (1)

18 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio Population is based on 2010 Census. Due to master leases with properties in multiple states, revenue by state is not available. (dollar amounts in thousands) State (2) # of Props SNF % ALF % ROC % UDP % School % Gross Investment % Texas 54 186,653 $ 40.3% 37,820 $ 9.6% 2,994 $ 5.4% 4,639 $ 27.9% - $ - 232,106 $ 24.7% Ohio 19 66,157 14.3% 44,647 11.4% - - - - - - 110,804 11.8% New Jersey 5 - - 61,397 15.7% - - - - 9,270 75.2% 70,667 7.5% Florida 17 17,774 3.8% 41,065 10.5% 8,963 16.1% - - - - 67,802 7.2% Colorado 12 7,407 1.6% 41,917 10.7% 2,007 3.6% 5,629 33.8% - - 56,960 6.1% California 5 20,649 4.5% 28,071 7.2% 2,862 5.1% - - - - 51,582 5.5% New Mexico 7 49,644 10.7% - - - - - - - - 49,644 5.3% Arizona 7 36,092 7.8% 5,120 1.3% - - - - - - 41,212 4.4% Virginia 4 15,713 3.4% - - 13,339 23.9% - - - - 29,052 3.1% Washington 10 8,741 1.9% 19,080 4.9% - - - - - - 27,821 3.0% All Others 65 54,489 11.7% 113,040 28.7% 25,567 45.9% 6,374 38.3% 3,056 24.8% 202,526 21.4% Total 205 463,319 $ 100.0% 392,157 $ 100.0% 55,732 $ 100.0% 16,642 $ 100.0% 12,326 $ 100.0% 940,176 $ 100.0% (1) (2)

19 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Operator Diversification - Owned Portfolio Operator % % Extendicare Inc. and Assisted Living Concepts, Inc 37 88,034 $ 9.8% 10,963 $ 11.1% Brookdale Senior Living Communities, Inc. 35 84,210 9.4% 10,734 10.9% Juniper Communities, LLC 5 81,988 9.1% 6,663 6.8% Preferred Care 25 77,206 8.6% 10,588 10.8% Senior Care Centers, LLC 5 63,698 7.1% 6,748 6.9% Carespring Health Care Mgt, LLC 2 58,770 6.5% 5,431 5.5% Meridian Senior Properties Fund II, LP 4 50,841 5.6% 4,742 4.8% Traditions Senior Management, Inc. 4 48,500 5.4% 5,243 5.3% Skilled Healthcare Group, Inc. 5 40,270 4.5% 4,501 4.6% Sunrise Senior Living 6 37,659 4.2% 4,614 4.7% All Others 51 268,919 29.8% 28,243 28.6% Total 179 900,095 $ 100.0% 98,470 $ 100.0% # of Properties Gross Investment Annualized GAAP Rent

20 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Extendicare Inc. and Assisted Living Concepts, Inc. operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of December 31, 2012. Extendicare Inc. (TSX: EXE) operates 243 senior care centers in North America with the ability to serve approximately 26,700 residents. EXE offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. Assisted Living Concepts, Inc. (NYSE: ALC) and its subsidiaries operate 211 residences which include licensed assisted living and independent living residences with capacity for 9,325 residents in 20 states. Brookdale Senior Living, Inc. (NYSE: BKD) operates 647 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 66,700 residents. As of December 31, 2012, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 101 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 11 states. As of December 31, 2012, the LTC portfolio consisted of 22 skilled nursing and two range of care properties in six states with a gross investment balance of $77.2 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates in 8 states, including 74 skilled nursing facilities and 22 assisted living facilities. As of December 31, 2012, the LTC portfolio consisted of 5 skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Meridian Senior Properties Fund II, LP and other affiliated entities (Privately held) acquire, develop and operate independent living, assisted living, memory care and skilled nursing facilities and currently owns or leases 10 skilled nursing facilities and one assisted living facility, all located in Texas. As of December 31, 2012, the LTC portfolio consisted of four skilled nursing properties in Texas with a gross investment balance of $50.8 million. Senior Care Centers, LLC (Privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 35 facilities exclusively in Texas. As of December 31, 2012, the LTC portfolio consisted of five skilled nursing properties in Texas with a gross investment balance of $63.7 million. They also operate four skilled nursing properties under a sub-lease with Meridian Senior Properties Fund II, LP which is not included in the Senior Care Centers, LLC rental revenue. Carespring Health Care Mgmt, LLC (Privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of December 31, 2012, the LTC portfolio consisted of a parcel of land in Kentucky and two skilled nursing properties in Ohio with a gross investment balance of $58.8 million. Juniper Communities, LLC (Privately held) operates 18 facilities comprised of skilled nursing, assisted living, and memory care facilities in four states. As of December 31, 2012, the LTC portfolio consisted of five assisted living and memory care properties in two states with a gross investment balance of $82.0 million. Sunrise Senior Living (Privately Held) operates 296 communities in the United States, Canada and the United Kingdom. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, memory care, as well as nursing and rehabilitative services. As of December 31, 2012, the LTC portfolio consisted of six assisted living and memory care properties in two states with a gross investment balance of $37.7 million. Traditions Senior Management, Inc. and other affiliated entities (Privately held) operate 22 facilities in eight states consisting of independent living, assisted living, and skilled nursing. As of December 31, 2012, the LTC portfolio consisted of three skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $48.5 million. Traditions also operates two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue.

21 Extendicare Inc. (TSX: EXE) and Assisted Living Concepts, Inc. (NYSE: ALC) REAL ESTATE PORTFOLIO Photos of our properties leased to ALC/Extendicare are available on the Company’s website at www.LTCProperties.com in the “ALC/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. Trailing Twelve Months Ended September 30, 2012 States States Idaho 4 148 Arizona 2 76 Iowa 1 35 Indiana 2 78 New Jersey 1 39 Nebraska 4 156 Ohio 5 191 Oregon 3 119 Texas 7 277 Washington 8 308 Total 18 690 Total 19 737 Master Lease II # of Properties # of Units Master Lease I # of Properties # of Units Co-lessee Extendicare Inc. and Assisted Living Concepts, Inc. Total # of Properties 37 properties Total # of Units 1,427 units Lease Expiration December 31, 2014 Renewal Options Three (3) periods of ten (10) years each EBITDAR Coverage (1) 1.1x % of Portfolio Rent 11.1% of Annualized GAAP Rent (1)

22 Market Capitalization Subsequent to December 31, 2012, we borrowed $2.0 million under our Unsecured Credit Agreement at LIBOR plus 125 bps. Based on our total indebtedness to total asset value ratio at December 31, 2012, interest will increase to LIBOR plus 150 bps on new borrowings. Includes amortization of debt issue cost. Includes letter of credit fees. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. Traded on NYSE. Closing price of our common stock as reported by the NYSE on December 31, 2012, the last trading day of fourth quarter 2012. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 1.25% (1) 115,500 $ Senior unsecured notes -weighted average rate 5.17% (2) 185,800 Bonds payable - weighted average rate 2.22% (3) 2,635 Total debt 303,935 21% No. of shares Preferred stock -Series C (4) 38,500 3% Common stock (5) 30,544,368 35.19 $ (6) 1,074,856 76% Non-controlling interest 7 0% Total equity 1,113,363 79% 1,417,298 $ 100% Debt to Total Market Value Debt & Preferred to Total Market Value 21.4% 24.2% Equity Closing Price Total Market Value At December 31, 2012 Debt (1) (2) (3) (4) (5) (6)

23 Lease and Mortgage Loan Receivable Maturity FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) (1) Reflects annualized contract rate of interest for loans, net of collectability reserves, if applicable. Rental Revenue and Interest Income Maturity Year % of Total % of Total % of Total 2013 453 $ 0.5% - $ - 453 $ 0.4% 2014 12,951 13.2% 1,211 36.7% 14,162 13.9% 2015 2,539 2.6% 298 9.0% 2,837 2.8% 2016 2,129 2.2% 26 0.8% 2,155 2.1% 2017 1,615 1.6% 600 18.2% 2,215 2.2% 2018 11,383 11.6% 803 24.3% 12,186 12.0% 2019 1,596 1.6% 123 3.7% 1,719 1.7% 65,804 66.7% 240 7.3% 66,044 64.9% Total 98,470 $ 100.0% 3,301 $ 100.0% 101,771 $ 100.0% Annualized GAAP Rental Income Interest Income (1) Total Rental & Interest Income Thereafter

24 Debt Maturity (in thousands) FINANCIAL (in thousands) Subsequent to December 31, 2012, we borrowed $2.0 million under our Unsecured Credit Agreement at LIBOR plus 125 bps. Based on our total indebtedness to total asset value ratio at December 31, 2012, interest will increase to LIBOR plus 150 bps on new borrowings. Reflects scheduled principal payments. $ - $ - $ 600 $ 600 - 4,167 635 4,802 - 29,166 1,400 30,566 115,500 16,667 - 132,167 - 14,167 - 14,167 - 14,167 - 14,167 - 11,666 - 11,666 - 95,800 - 95,800 $ 115,500 $ 185,800 $ 2,635 $ 303,935 Year 2018 2013 2014 Unsecured Line of Credit (1) Senior Unsecured Notes (2) Bonds Payable (2) Total 2015 Total 2016 2017 Thereafter 2019 (1) (2)

25 Financial Data Summary FINANCIAL (dollar amounts in thousands) Gross asset value represents undepreciated book value. Closing price of our common stock as reported by the NYSE on the last trading day of fourth quarter for the years presented. Balance Sheet and Coverage Ratios 12/31/09 12/31/10 12/31/11 12/31/12 Net real estate assets $444,163 $515,983 $599,916 $740,846 Total assets 490,593 561,264 647,097 789,592 Total debt 25,410 91,430 159,200 303,935 Total liabilities 36,280 103,742 178,387 326,484 Preferred stock 186,801 126,913 38,500 38,500 Total equity 454,313 457,522 468,710 463,108 Debt to gross asset value ratio (1) 4.0% 12.7% 19.3% 30.8% Debt & preferred stock to gross asset value ratio (1) 33.4% 30.3% 24.0% 34.7% Debt to total market value ratio (2) 3.0% 9.5% 14.0% 21.4% Debt & preferred stock to total market value ratio (2) 25.1% 23.0% 17.4% 24.2% Debt to normalized EBITDA 0.4x 1.4x 2.1x 3.7x Normalized interest coverage ratio 25.4x 24.5x 11.7x 8.4x Normalized fixed charge coverage ratio 3.5x 4.0x 6.3x 6.3x For the Year Ended (1) (2)

26 Financial Data Summary FINANCIAL FINANCIAL (dollar amounts in thousands) Non-Cash Rental Revenue Components Projections based on current in-place leases assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio. Reconciliation of Normalized EBITDA and Fixed Charges $ 1,065 $ 937 $ 863 $ 771 $ 710 (165) (165) (165) (165) (165) $ 900 $ 772 $ 698 $ 606 $ 545 2Q13 (1) 1Q13 (1) 4Q12 Straight-line rent Amort of lease inducement Net 4Q13 (1) 3Q13 (1) (1) For the Year Ended 12/31/09 12/31/10 12/31/11 12/31/12 Net income $ 44,360 $ 46,053 $ 49,443 $ 51,327 Less: Gain on sale - (310) - (16) Add: Interest expense 2,418 2,653 6,434 9,932 Add: Depreciation and amortization (including discontinued operations) 14,822 16,109 19,623 22,153 Adjusted EBITDA 61,600 64,505 75,500 83,396 (Deduct)/Add back: Non-recurring one-time items (198) 467 - (347) Normalized EBITDA $ 61,402 $ 64,972 $ 75,500 $ 83,049 Interest expense $ 2,418 $ 2,653 $ 6,434 $ 9,932 Preferred stock dividend 15,141 13,662 5,512 3,273 Fixed Charges $ 17,559 $ 16,315 $ 11,946 $ 13,205

Consolidated Statements of Income 27 FINANCIAL (dollar amounts in thousands, except per share amounts, audited) 2012 2011 2012 2011 Revenues Rental income 23,231 $ 20,504 $ 87,573 $ 77,643 $ Interest from mortgage loans 1,135 1,560 5,496 6,411 Interest and other income 146 235 964 1,111 Total revenues 24,512 22,299 94,033 85,165 Expenses Interest expense 2,907 1,993 9,932 6,434 Depreciation and amortization 5,692 5,117 22,153 19,524 Acquisition costs 221 168 608 393 General and administrative expenses 2,914 2,393 10,029 9,272 Total expenses 11,734 9,671 42,722 35,623 Income from continuing operations 12,778 12,628 51,311 49,542 Discontinued operations: Loss from discontinued operations - (24) - (99) Gain on sale of assets, net - - 16 - Net loss from discontinued operations - (24) 16 (99) Net income 12,778 12,604 51,327 49,443 Income allocated to non-controlling interests (7) (47) (37) (191) Net income attributable to LTC Properties, Inc. 12,771 12,557 51,290 49,252 Income allocated to participating securities (98) (83) (377) (342) Income allocated to preferred stockholders (819) (818) (3,273) (9,078) Net income available to common stockholders 11,854 $ 11,656 $ 47,640 $ 39,832 $ Basic earnings per common share: $0.39 $0.39 $1.58 $1.36 Diluted earnings per common share: $0.39 $0.39 $1.57 $1.36 Weighted average shares used to calculate earnings per common share Basic 30,297 30,141 30,238 29,194 Diluted 30,341 30,172 30,278 29,222 December 31, Twelve Months Ended Three Months Ended December 31,

Consolidated Balance Sheets

(amounts in thousands, audited)

	December 31, 2012	December 31, 2011
ASSETS		
Real estate investments:		
Land	$ 75,407	$ 57,369
Buildings and improvements	824,688	664,758
Accumulated depreciation and amortization	(198,548)	(176,546)
Net operating real estate property	701,547	545,581
Properties held-for-sale, net of accumulated depreciation and amortization: 2012 - $0; 2011 - $1,650	-	1,254
Net real estate property	701,547	546,835
Mortgage loans receivable, net of allowance for doubtful accounts: 2012 - $782; 2011 - $921	39,299	53,081
Real estate investments, net	740,846	599,916
Other assets:		
Cash and cash equivalents	7,191	4,408
Debt issue costs, net	3,040	2,301
Interest receivable	789	1,494
Straight-line rent receivable, net of allowance for doubtful accounts: 2012 - $1,557; 2011 - $1,519	26,998	23,772
Prepaid expenses and other assets	7,548	7,904
Notes receivable	3,180	817
Marketable securities	-	6,485
Total assets	**$ 789,592**	**$ 647,097**

	December 31, 2012	December 31, 2011
LIABILITIES		
Bank borrowings	$ 115,500	$ 56,000
Senior unsecured notes	185,800	100,000
Bonds payable	2,635	3,200
Accrued interest	3,279	1,356
Earn-out liabilities	6,744	6,305
Accrued expenses and other liabilities	12,526	11,440
Accrued expenses and other liabilities related to properties held-for-sale	-	86
Total liabilities	326,484	178,387
EQUITY		
Preferred stock (1)	38,500	38,500
Common stock (2)	305	303
Capital in excess of par value	510,236	507,343
Cumulative net income	724,033	672,743
Other	152	199
Cumulative distributions	(810,125)	(752,340)
Total LTC stockholders' equity	463,101	466,748
Non-controlling interests	7	1,962
Total equity	463,108	468,710
Total liabilities and equity	**$ 789,592**	**$ 647,097**

(1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2012 - 2,000; 2011 - 2,000

(2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2012 - 30,544; 2011 - 30,346

FINANCIAL

28

Funds from Operations

(dollar amounts in thousands, except per share amounts))

Normalized FFO, AFFO, and FAD Reconciliation

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2012	2011	2012	2011
Net income available to common stockholders	$ 11,854	$ 11,656	$ 47,640	$ 39,832
Add: Depreciation and amortization (continuing and discontinued operations)	5,692	5,141	22,153	19,623
Less: Gain on sale of real estate, net	-	-	(16)	-
FFO available to common stockholders	17,546	16,797	69,777	59,455
Add: Preferred stock redemption charge	-	-	-	3,566 [(1)]
Add: Preferred stock redemption dividend	-	-	-	472 [(2)]
Add: Non-cash interest related to earn-out liabilities	109	110	439	464
Add: Non-recurring one time items	-	-	(347) [(3)]	-
Normalized FFO available to common stockholders	**17,655**	**16,907**	**69,869**	**63,957**
Less: Non-cash rental income	(900)	(797)	(2,604)	(3,065)
Normalized adjusted FFO (AFFO)	16,755	16,110	67,265	60,892
Add: Non-cash compensation charges	464	372	1,819	1,467
Normalized funds available for distribution (FAD)	$ 17,219	$ 16,482	$ 69,084	$ 62,359
Diluted FFO available to common stockholders per share	$0.57	$0.55	$2.26	$2.01
Diluted normalized FFO available to common stockholders per share	**$0.57**	**$0.55**	**$2.26**	**$2.15**
Diluted normalized AFFO per share	$0.54	$0.53	$2.18	$2.05
Diluted normalized FAD per share	$0.56	$0.54	$2.24	$2.10

(1) Represents the original issue costs related to the redemption of the remaining Series F preferred stock.
(2) Represents the dividends on the Series F preferred stock up to the redemption date.
(3) Represents revenue from the Sunwest bankruptcy settlement distribution.

FINANCIAL

29

Funds from Operations 30 FINANCIAL (dollar amounts in thousands, except per share amounts)) Normalized FFO Per Share Reconciliation 2011 2011 Normalized FFO available to common stockholders $ 17,655 $ 16,907 $ 69,869 $ 63,957 Effect of dilutive securities: Participating securities 98 83 377 342 Convertible preferred securities 819 818 3,273 3,272 Convertible non-controlling interests 7 47 37 191 Normalized diluted FFO available to common stockholders $ 18,579 $ 17,855 $ 73,556 $ 67,762 30,297 30,141 30,238 29,194 Effect of dilutive securities: Stock options 26 31 40 28 Participating securities 207 200 208 204 Convertible preferred securities 2,000 2,000 2,000 2,000 Convertible non-controlling interests 18 113 22 113 Shares for diluted FFO per share 32,548 32,485 32,508 31,539 $0.58 $0.56 $2.31 $2.19 $0.57 $0.55 $2.26 $2.15 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2012 2012 Three Months Ended December 31, Twelve Months Ended December 31,

31 GLOSSARY Glossary Adjusted Funds From Operations (“AFFO”): FFO excluding the effects of non-cash rental income. Assisted Living Properties (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care ) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. Core Based Statistical Area (“CBSA”): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core. EBITDA: Earnings before interest, taxes, depreciation and amortization. EBITDAR Coverage: From t he operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. EBITDARM Coverage: From the operator financial statements, t he trailing twelve month’s earnings before interest, taxes, depreciation, amortization, rent and management fees divided by the operator’s contractual lease rent. Funds Available for Distribution (“FAD”): FFO excluding the effects of non-cash rental income and non-cash compensation charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partner ships and joint ventures. GAAP Lease Yield: GAAP rent divided by the purchase price. GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognized evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: Represents undepreciated book value. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. (“LTC”), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

32 GLOSSARY Glossary Independent Living Properties (“ILF”): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments. Interest Income: Represents interest income from mortgage loans. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Properties (“MC”): Senior housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core Based Statistical Area ) Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area ) Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock option s and restricted stock. Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income. Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

33 GLOSSARY Glossary Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Range of Care (“ROC”): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services. Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations. Same Property Portfolio (“SPP”): Same property statistics allow management to evaluate the performance of LTC’s leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio. Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled. Skilled Nursing Properties (“SNF”): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Under Development Properties (“UDP”): Development project s to construct senior housing properties.